NOVEMBER 19, 2018

SUPPLEMENT TO

THE HARTFORD FLOATING RATE HIGH INCOME FUND

SUMMARY PROSPECTUS DATED MARCH 1, 2018, AS SUPPLEMENTED THROUGH OCTOBER 11, 2018

This Supplement contains new and additional information and should be read in connection with your Summary Prospectus.

Michael J. Bacevich announced his plan to retire from Wellington Management Company LLP as of June 30, 2019. Accordingly, he will no longer serve as a portfolio manager to The Hartford Floating Rate High Income Fund as of June 30, 2019. David B. Marshak and Jeffrey W. Heuer, CFA will continue to serve as portfolio managers to The Hartford Floating Rate High Income Fund. Mr. Bacevich’s portfolio manager responsibilities will transition to Mr. Marshak during the period prior to his retirement. Mr. Heuer will continue to work closely with Mr. Marshak on portfolio construction and investment research.

This Supplement should be retained with your Summary Prospectus for future reference.

HV-7445	November 2018